Exhibit 99.01



July 30, 2001


Securities and Exchange Commission
450 Fifth Street, N. W.
Washington, D.C., 20549


Re:     Greenvolt Power Corp. (Formerly Beck & Co.)
        Commission file Number: 000-26607

We were previously the independent accountants for the Company and on September 21, 2000, we reported on the financial statements of the Company for the years ended June 30, 2000 and 1999 and from inception on April 14, 1998 through June 30, 2000.

We have read Item 4 of the Current Report on Form 8-K of Greenvolt Power Corp. (formerly Beck & Co.) dated July 26, 2001 and agree with the statements contained therein as they relate to our firm.

Very truly yours,


/s/ HJ & Associates, LLC
    --------------------
    HJ & Associates, LLC
    Certified Public Accountants